                                                                    EXHIBIT 99.1

                          TCW FUNDS MANAGEMENT, INC.
                     865 South Figueroa Street, Suite 1800
                        Los Angeles, California  90017
                           (213) 244-0000 Telephone
                           (213) 244-0645 Facsimile


                               December 23, 1998

Board of Directors
TCW Galileo Funds, Inc.
865 South Figueroa Street
Los Angeles, California  90017

     Re:  TCW GALILEO FUNDS, INC.
          -----------------------

Gentlemen:

     At your request, I have examined the Form of Rule 24F-2 (the "Form") proposed to be filed by you with the Securities and Exchange Commission. The Form states that during the fiscal year ended October 31, 1998, you issued and sold the following number of shares of Common Stock, $.001 par value, of the following portfolios (the "Shares"), in reliance upon your registration of an indefinite number of shares of the following portfolios pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended:

                                                    Number
Name                                               of Shares
----                                             -------------

TCW Galileo High Yield Bond Fund                 10,421,923.565

TCW Galileo Core Fixed Income Fund               23,080,361.482

TCW Galileo Long-Term Mortgage Backed
  Securities Fund                                 3,272,917.152

TCW Galileo Mortgage Backed Securities Fund       3,191,253.879

TCW Galileo Money Market Fund                 3,157,308,206.610

TCW Galileo Covertible Securities Fund              963,091.742

TCW Galileo Core Equities Fund                    8,034,603.877

TCW Galileo Enhanced 500 Fund                     6,036,141.568

TCW Galileo Large Cap Growth Fund                   738,664.244

TCW Galileo Large Cap Value Fund                  1,040,040.145

TCW Galileo Small Cap Growth Fund                 2,853,760.906

TCW Galileo Small Cap Value Fund                        0

TCW Galileo Value Opportunities Fund              2,594,052.146

December 10, 1996
Board of Directors
Page 2

                                                        Number
Name                                                 of Shares
----                                             -------------
TCW Galileo Earnings Momentum Fund                 624,248.519

TCW Galileo Mid-Cap Growth Fund                  1,103,927.219

TCW Galileo Latin America Equities Fund          1,152,508.378

TCW Galileo Asia Pacific Equities Fund           2,046,461.578

TCW Galileo Emerging Markets Equities Fund       1,733,665.438

TCW Galileo Emerging Markets Income Fund         4,807,553.566

TCW Galileo International Equities Fund          3,196,698.879

TCW Galileo Japanese Equities Fund               2,820,507.663

TCW Galileo European Equities Fund               2,746,292.138
                                                 -------------

Total:                                       3,239,766,880.694
                                             =================

     I am familiar with the proceedings taken by you in connection with the authorization, issuance and sale of the Shares. Based upon my examination and upon my knowledge of your corporate activities, and assuming, without independent verification, that the Shares were sold in compliance with applicable Blue Sky laws and in the manner referred to in your Registration Statement on Form N-1A filed under the Securities Act of 1933, as amended, it is my opinion that the Shares constituted validly issued, fully paid and nonassessable shares of your Common Stock.

     I am a member of the bars of Maryland and New Jersey.

     I consent to the filing of this opinion as an exhibit to the Form.

                              Respectfully submitted,

                              /s/ Philip K. Holl

                              Philip K. Holl

PKH/rp